                                                                   Exhibit 16(a)

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.


Signature                                           Title                            Date
---------                                           -----                            ----

/s/ Thomas H. Bailey                                Chairman and Trustee             November 25, 2003
--------------------
Thomas H. Bailey

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.


Signature                                           Title                            Date
---------                                           -----                            ----

/s/ Dennis B. Mullen                                Trustee                          November 25, 2003
--------------------
Dennis B. Mullen

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.


Signature                                           Title                            Date
---------                                           -----                            ----

/s/ William F. McCalpin                             Trustee                          November 25, 2003
-----------------------
William F. McCalpin

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.


Signature                                           Title                            Date
---------                                           -----                            ----

/s/ John W. McCarter, Jr.                           Trustee                          November 25, 2003
-------------------------
John W. McCarter, Jr.

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.


Signature                                           Title                            Date
---------                                           -----                            ----

/s/ James T. Rothe                                  Trustee                          November 25, 2003
------------------
James T. Rothe

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.


Signature                                           Title                            Date
---------                                           -----                            ----

/s/ William D. Stewart                              Trustee                          November 25, 2003
----------------------
William D. Stewart

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.


Signature                                           Title                            Date
---------                                           -----                            ----

/s/ Martin H. Waldinger                             Trustee                          November 25, 2003
-----------------------
Martin H. Waldinger